UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 3, 2019 (December 2, 2019)

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GOOD	Nasdaq Global Select Market
7.00% Series D Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODM	Nasdaq Global Select Market
6.625% Series E Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Entry into Common Stock Sales Agreement

On December 3, 2019, Gladstone Commercial Corporation, a Maryland corporation (the “Company”), and its operating partnership, Gladstone Commercial Limited Partnership, a majority-owned, consolidated subsidiary of the Company and a Delaware limited partnership (the “Operating Partnership”), entered into that certain At-the-Market Equity Offering Sales Agreement (the “Common Stock Sales Agreement”), with Robert W. Baird & Co. Incorporated, Goldman Sachs & Co. LLC, Stifel, Nicolaus & Company, Incorporated, BTIG, LLC, and Fifth Third Securities, Inc. (the “Common Stock Sales Agents”), pursuant to which the Company may sell shares of its common stock, par value $0.001 per share (“Common Stock”), having an aggregate offering price of up to $250.0 million (the “Common Shares”), from time to time through the Common Stock Sales Agents, acting as sales agents and/or principals.

Pursuant to the Common Stock Sales Agreement, the Common Shares may be offered and sold through the Common Stock Sales Agents in transactions that are deemed to be “at the market offerings” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on The Nasdaq Global Select Market (“Nasdaq”) or any other existing trading market for the Common Shares or, subject to the terms of a written notice from the Company, by any other method permitted by law, including in negotiated transactions. Under the Common Stock Sales Agreement, the Common Stock Sales Agents will be entitled to compensation equal to up to 2.0% of the gross proceeds of the Common Shares they sell from time to time under the Common Stock Sales Agreement. Subject to the terms and conditions of the Common Stock Sales Agreement, the Common Stock Sales Agents will use their commercially reasonable efforts to sell on the Company’s behalf any Common Shares to be offered by the Company under the Common Stock Sales Agreement. The Company may only instruct one Common Stock Sales Agent to sell shares of Common Stock on any single given day. The Company has no obligation to sell any of the Common Shares under the Common Stock Sales Agreement, and the Company or Common Stock Sales Agents may at any time suspend solicitations and offers under the Common Stock Sales Agreement.

The Common Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-229209), as amended or replaced from time to time (the “Registration Statement”). The Company has filed a prospectus supplement, dated December 3, 2019, to the prospectus, dated February 13, 2019, with the Securities and Exchange Commission (the “Commission”) in connection with the offer and sale of the Common Shares.

The foregoing description of the Common Stock Sales Agreement is not complete and is qualified in its entirety by reference to the Common Stock Sales Agreement, a copy of which is filed as Exhibit 1.1 and incorporated herein by reference. In connection with the foregoing, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of Venable LLP, its Maryland counsel.

Entry into Series E Preferred Stock Sales Agreement

On December 3, 2019, the Company and the Operating Partnership entered into that certain At-the-Market Equity Offering Sales Agreement (the “Series E Preferred Stock Sales Agreement”), with Robert W. Baird & Co. Incorporated, Goldman Sachs & Co. LLC, Stifel, Nicolaus & Company, Incorporated, Fifth Third Securities, Inc. and U.S. Bancorp Investments, Inc. (the “Series E Preferred Stock Sales Agents”), pursuant to which the Company may sell shares of its 6.625% Series E Cumulative Redeemable Preferred Stock, $0.001 par value per share (“Series E Preferred Stock”), having an aggregate offering price of up to $100.0 million (the “Series E Preferred Shares”), from time to time through the Series E Preferred Stock Sales Agents, acting as sales agents and/or principals.

Pursuant to the Series E Preferred Stock Sales Agreement, the Series E Preferred Shares may be offered and sold through the Series E Preferred Stock Sales Agents in transactions that are deemed to be “at the market offerings” as defined in Rule 415(a)(4) under the Securities Act, including sales made directly on Nasdaq or any other existing trading market for the Series E Preferred Shares or, subject to the terms of a written notice from the Company, by any other method permitted by law, including in negotiated transactions. Under the Series E Preferred Stock Sales Agreement, the Series E Preferred Stock Sales Agents will be entitled to compensation equal to up to 2.0% of the gross proceeds of the Series E Preferred Shares they sell from time to time under the Series E Preferred Stock Sales Agreement. Subject to the terms and conditions of the Series E Preferred Stock Sales Agreement, the Series E Preferred Stock Sales Agents will use their commercially reasonable efforts to sell on the Company’s behalf any Series E Preferred Shares to be offered by the Company under the Series E Preferred Stock Sales Agreement. The Company may only instruct one Series E Preferred Stock Sales Agent to sell shares of Series E Preferred Stock on any single given day. The Company has no obligation to sell any of the Series E Preferred Shares under the Series E Preferred Stock Sales Agreement, and the Company or Series E Preferred Stock Sales Agents may at any time suspend solicitations and offers under the Series E Preferred Stock Sales Agreement.

The Series E Preferred Shares will be issued pursuant to the Registration Statement. The Company has filed a prospectus supplement, dated December 3, 2019, to the prospectus, dated February 13, 2019, with the Commission in connection with the offer and sale of the Series E Preferred Shares.

The foregoing description of the Series E Preferred Stock Sales Agreement is not complete and is qualified in its entirety by reference to the Series E Preferred Stock Sales Agreement, a copy of which is filed as Exhibit 1.2 and incorporated herein by reference. In connection with the foregoing, the Company is filing as Exhibit 5.2 to this Current Report on Form 8-K the opinion of Venable LLP, and as Exhibit 8.1 to this Current Report on Form 8-K the opinion of Bass, Berry & Sims PLC.

Amendment to Second Amended and Restated Operating Partnership Agreement

On December 2, 2019, the Company, through its ownership of GCLP Business Trust II, the general partner of the Operating Partnership, amended the Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of the Operating Agreement (the “Amendment”) to, among other things, increase the number of 6.625% Series E Cumulative Redeemable Preferred Units (“Series E Preferred Units”). The Amendment provides for the Operating Partnership’s issuance of an equal number of Series E Preferred Units upon the Company’s contribution to the Operating Partnership of the net proceeds from sales of its Series E Preferred Stock. Except as provided in the Amendment, all other terms of the Partnership Agreement remain unchanged.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2019, the Company filed with the State Department of Assessments and Taxation of Maryland an Articles Supplementary reclassifying shares of the Company’s 7.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and 7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), as shares of Common Stock and Series E Preferred Stock, as the case may be, effectively increasing the total authorized number of the Common Stock to 86,290,000 and Series E Preferred Stock to 6,760,000. As a result of the reclassification, there are zero authorized shares of Series A Preferred Stock remaining and zero authorized shares of Series B Preferred Stock remaining. The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the full text of the Articles Supplementary, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01. Other Events.

As previously disclosed in a Current Report on Form 8-K by the Company, the Company and the Operating Partnership terminated that certain Controlled Equity OfferingSM Sales Agreement, dated September 2, 2014, as amended on February 22, 2016 (the “Prior Sales Agreement”), with Cantor Fitzgerald & Co. (the “Prior Sales Agent”), effective December 2, 2019. Since September 30, 2019 through December 2, 2019, the Company sold approximately 518,000 shares of Common Stock raising a total of approximately $11.8 million in net proceeds under the Prior Sales Agreement with the Prior Sales Agent.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	At-the-Market Equity Offering Sales Agreement, dated December 3, 2019, by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership, and Robert W. Baird & Co. Incorporated, Goldman Sachs & Co. LLC, Stifel, Nicolaus & Company, Incorporated, BTIG, LLC, and Fifth Third Securities, Inc. (Common Shares).

1.2	At-the-Market Equity Offering Sales Agreement, dated December 3, 2019, by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership, and Robert W. Baird & Co. Incorporated, Goldman Sachs & Co. LLC, Stifel, Nicolaus & Company, Incorporated, Fifth Third Securities, Inc. and U.S. Bancorp Investments, Inc. (Series E Preferred Shares).

3.1	Articles Supplementary, filed with the Maryland State Department of Assessments and Taxation on December 2, 2019.

5.1	Opinion of Venable LLP regarding the legality of Common Shares.

5.2	Opinion of Venable LLP regarding the legality of Series E Preferred Shares.

8.1	Tax Opinion of Bass, Berry & Sims PLC.

10.1	First Amendment to Second Amended and Restated Agreement of Limited Partnership of Gladstone Commercial Operating Partnership, dated December 2, 2019.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).

23.3	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation (Registrant)

December 3, 2019	By:	/s/ Michael Sodo
Michael Sodo Chief Financial Officer